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                                                                   EXHIBIT 10.11


Prepared By and Upon
Recordation Return To:

THE BANK OF NEW YORK
101 Barclay Street - 21W
New York, New York 10286
Attention: Corporate Trust Administration
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                     ASSIGNMENT OF RENTS, LEASES AND PROFITS


                   101 MAIN STREET LIMITED LIABILITY COMPANY,
                     a Colorado limited liability company,

                                   as Assignor


                              THE BANK OF NEW YORK,
                                   as Assignee



                          Dated as of December 30, 1997



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                     ASSIGNMENT OF RENTS, LEASES AND PROFITS


        THIS ASSIGNMENT OF RENTS, LEASES AND PROFITS ("Assignment of Rents and Leases"), is made as of the 30th day of December, 1997 by 101 Main Street Limited Liability Company, a Colorado limited liability company ("Assignor"), whose principal place of business is located at 101 Main Street, Black Hawk, Colorado 80422, in favor of The Bank of New York, a New York banking corporation, as Collateral Agent ("Assignee"), whose principal place of business is located at 101 Barclay Street - 21W, New York, New York 10286, in its capacity as trustee under the "Indenture" (as such term is hereinafter defined) for the ratable benefit of the Holders (as such term is defined in the Indenture).

                                    WITNESSETH:

        WHEREAS, pursuant to that certain Indenture dated as of December 30, 1997 (as supplemented and otherwise amended from time to time, the "Indenture"), by and among Fitzgeralds Gaming Corporation ("Fitzgeralds"), the Guarantors (defined therein), and Assignee, as trustee thereunder (in such capacity, the "Indenture Trustee"), Fitzgeralds will issue 12 1/4% Senior Secured Notes due 2004 in an aggregate principal amount of up to $255,000,000 (collectively, the "Notes"). Unless the context other requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture; and

        WHEREAS, pursuant to a guarantee included in the Indenture (as amended from time to time, the "Subsidiary Guarantee"), the Guarantors (including Assignor) have Guaranteed the obligations of Fitzgeralds under the Notes, the Indenture and the other Security Documents to which Fitzgeralds is a party; and

        WHEREAS, pursuant to the Indenture, the Subsidiary Guarantee of Assignor is secured by, among other things, a Deed of Trust ("Deed of Trust") of even date from Assignor, as Trustor, to the Public Trustee of the County of Gilpin, Colorado, as Trustee, for the use and benefit of Assignee, as Beneficiary, and a Security and Pledge Agreement, encumbering certain property situate in the County of Gilpin, State of Colorado, as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, and the buildings and improvements now or hereafter located thereon (said property, buildings and improvements being collectively referred to as the "Property"); and

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        WHEREAS, Assignor is desirous of further securing to Assignee the performance of the terms, covenants and agreements of the Notes, the Deed of Trust and each other document executed by or on behalf of Assignor evidencing, securing or relating to the indebtedness evidenced by the Notes, as each of the foregoing may from time to time be amended (collectively, "Security Documents").

        NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably and unconditionally transfer, sell, assign, pledge and convey to Assignee all of the right, title and interest of Assignor in and to (but excluding in each and every case all Excluded Assets, as defined in the Deed of Trust), whether now owned or hereafter acquired:

                                GRANTING CLAUSE ONE

                                   [RENTS, ETC.]

               All rents, income, security or similar deposits, including without limitation, receipts, issues, royalties, earnings, products or proceeds, profits, maintenance, license and concession fees and other revenues to which Assignor may now or hereafter be entitled, including, without limitation, all rights to payment for hotel room occupancy by hotel guests, which includes any payment or monies received or to be received in whole or in part, whether actual or deemed to be, for the sale of services or products in connection therewith and/or in connection with such occupancy, advance registration fees by hotel guests, tour or junket proceeds and deposits for conventions and/or party reservations (collectively the "Rents"), subject to the revocable license hereinafter given to Assignor to collect and apply such Rents.

                                GRANTING CLAUSE TWO

                 [LEASES, INCLUDING DEPOSITS AND ADVANCE RENTALS]

               TOGETHER WITH, (a) all estate, right, title and interest of Assignor in, to and under any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreement, franchise agreements and all other agreements affecting or covering the Property or any portion thereof now or hereafter existing or entered into, together with all amendments, extensions and renewals of any of the foregoing, (b) all right, title, claim, estate and interest of Assignor thereunder, including, without limitation, all claims of the lessor thereunder, letters of credit, guarantees or


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security deposits, advance rentals, and any and all deposits or payments of similar nature (collectively, "Leases") and (c) the right to enforce against any tenants thereunder and otherwise any and all remedies under any of the foregoing, including Assignor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty thereof; to terminate, modify, or amend any such agreement; to obtain possession of, use, or occupy, any of the real or personal property subject to any such agreement; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of any such agreement and all obligations of the tenants thereunder based upon (i) any breach by such tenant thereunder (including any claim that Assignor may have by reason of a termination, rejection, or disaffirmance of such agreement pursuant to any Bankruptcy Law), and (ii) the use and occupancy of the premises demised, whether or not pursuant to the applicable agreement (including any claim for use and occupancy arising under landlord-tenant law of the State of Colorado or any Bankruptcy Law).

        TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, as additional security for the payment of the principal, interest and all other sums due Assignee under the Notes according to the terms thereof and for the observance, performance and discharge of each and every obligation, covenant and agreement on the part of Assignor, its successors and assigns, to be observed, performed and discharged under the Security Documents.

        IT IS AGREED that, notwithstanding that this instrument is a present and executed assignment of the Rents and of the Leases and a present and executed grant of the powers herein granted to assignee, Assignor shall be permitted, at the sufferance of Assignee and at its discretion after default by Assignor, to collect and retain the Rents unless and until there shall be a default in the payment of principal, interest, taxes, insurance or any other sums due under the terms of the Security Documents or there shall be a default in the performance or observance of any of the other obligations, covenants, warranties, representations, terms or conditions of the Security Documents. In the event of such default, Assignee, without in any way waiving such default, shall have the sole and exclusive right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, either in person, by agent or by a receiver appointed by a court upon ex parte application, to take possession of the Property and to: (a) manage and operate the same; (b) collect the Rents therefrom, including those past due and unpaid, with full power to employ agents to manage the Property; and (c) do all acts relating to such management, including, but not limited to, negotiation of new Leases thereon, making adjustments of existing Leases, contracting and paying for such repairs and replacements to the buildings and


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fixtures, equipment and personal property located therein and used in any way in the operation, use and occupancy of the Property as in the sole judgment and discretion of Assignee may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture and equipment as in the sole judgment of Assignee may be necessary to maintain a proper rental income from the Property, employing necessary maintenance employees, purchasing fuel, providing utilities and paying for all other necessary expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefor. Assignee may apply the net Rents so collected from the Property, after deducting the costs of collection thereof, including, without limitation, reasonable attorneys' fees and a reasonable management fee for any management agent so employed, against the amount expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property, and against principal, interest and other charges which have or which may become due, from time to time, under the terms of the Security Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole discretion, may determine. The exercise by Assignee of the rights granted Assignee in this paragraph, and the collection of Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any default by Assignor under the Security Documents or prevent foreclosure of the Property, Assignee hereby expressly reserving all of its rights and privileges under the Deed of Trust and the other Security Documents as fully as though this Assignment of Rents and Leases had not been entered into.

        In the event of such default, Assignor agrees to assign and deliver to Assignee all then existing Leases. Without limiting the provisions of the immediately preceding sentence, and whether or not Assignor assigns or delivers said Leases to Assignee, as aforesaid, this Assignment of Rents and Leases shall be deemed to be an assignment of all such Leases to Assignee. The provisions hereof shall not limit the effect of any assignments of particular Leases in fact given to Assignee by Assignor.

        Notwithstanding any rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement


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of Assignor under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying reasonable attorneys' fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, reasonable attorneys' fees, shall be immediately due and payable to Assignee by Assignor on demand, shall be added to the outstanding principal balance of the Notes (even if such addition results in the outstanding principal balance being in excess of the face amount of the Notes) and shall bear interest at the Default Rate (as defined in Section 4.1 of the Indenture) from the date paid or advanced by Assignee until repaid by Assignor.

        IT IS FURTHER AGREED that this Assignment of Rents and Leases is made upon the following terms, covenants and conditions:

        1. This Assignment of Rents and Leases shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases assigned hereunder, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, invitee, licensee, employee or stranger. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property or from any other act or omission of Assignee in managing the Property, absent gross negligence or willful misconduct by Assignee. Except to the extent caused by Assignee's willful misconduct or gross negligence, Assignor shall and do hereby agree to indemnify and to hold Assignee harmless from and against any and all liability, loss or damage which may or might be incurred by reason of this Assignment of Rents and Leases and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. Should Assignee incur any liability by reason of this Assignment of Rents and Leases or in defense of any claim or demand for loss or damage as provided above, the amount thereof, without limitation, costs, expenses and reasonable attorneys' fees, shall be added to the outstanding principal balance of the Notes (even if such addition results in the outstanding principal balance being in excess of the face amount of the Notes), shall bear interest at the Default Rate from the date paid by Assignee until repaid by Assignor and shall be secured hereby and Assignor shall reimburse Assignee therefor immediately upon demand. Notwithstanding anything contained in this paragraph, Assignor


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shall not be required to indemnify Assignee for any damage suffered by Assignee due to Assignee's negligence relating to Assignee's operation of the Property.

        2. This Assignment of Rents and Leases shall not be construed as making Assignee a mortgagee in possession.

        3. Assignee is obligated to account to Assignor only for such Rents as are actually collected by Assignee.

        4. Assignor hereby assigns to Assignee: (a) any award of other payment which Assignor may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to appear in any such proceeding and/or to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment of Rents and Leases and is irrevocable.

        5. Assignor represents and warrants: (a) that assignor now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord's interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, except for this Assignment of Rents and Leases and except as otherwise expressly permitted by the terms of the Deed of Trust, there are, and will be, no outstanding assignments or pledges of the Leases or Rents; (c) that no Rents payable under the Leases have been or will be hereafter anticipated, discounted, released, waived, compromised or otherwise discharged without Assignee's prior written consent, except that Assignor shall be permitted to enter into agreements with tenants to vacate the property within 30 days after default on a lease in exchange for statement of rent; (d) to the best of Assignor's knowledge and except as otherwise disclosed in writing to Assignee on or prior to the date hereof, that there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases; and (e) that Assignor will observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder.

        6. Assignor covenants and agrees that Assignor will not, without the prior written consent of Assignee: accept any payment of Rent or installments of Rent for


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
more than one month in advance or take any action or exercise any right or operation which would permit the tenant under any Lease to cancel or terminate said Lease. Assignor will immediately furnish to Assignee copies of all notices of default received from any tenant under any of the Leases, and Assignee shall have the right, at Assignor's expense, but shall not be obligated, to cure any default by Assignor under any of the Leases which Assignor is not proceeding diligently to cure itself.

        7. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay all reasonable costs and expenses, including, without limitation, attorneys' fees, which Assignee may incur in connection with Assignee's appearance, voluntary or otherwise, in any such action or proceeding.

        8. Assignee may, at its option, upon any Event of Default under the Security Documents, notify any tenants or other parties of the existence of this Assignment of Rents and Leases. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee, sublessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents agreed upon in each tenancy to Assignee upon receipt of demand from Assignee to so pay the same and Assignor hereby agrees that each such present and future tenant, lessee, sublessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether Assignor is in default hereunder or under the Security Documents or whether Assignee is otherwise entitled to said Rents.

        9. Assignee may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to any indebtedness secured hereby and may apply any other security therefor held by it to the satisfaction of any indebtedness secured hereby without prejudice to any of its rights hereunder.

        10. The acceptance of this Assignment of Rents, Leases and Profits and the collection of the Rents hereby assigned in the event of a default, as referred to above, shall be without prejudice to Assignee. The remedies of Assignee hereunder are cumulative and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Assignee, at law or in equity or otherwise, so long as any obligation under the Security Documents remains unsatisfied.



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        11. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and all obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. All rights of Assignee in, to and under this Assignment of Rents and Leases and in and to the security provided hereby shall pass to and may be exercised by any assignee thereof. Assignor agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or set-off to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the security provided hereby.

        12. Any default by Assignor in the performance or observance of any covenants or condition hereof shall be deemed an Event of Default under the Deed of Trust, entitling Assignee to exercise all or any remedies available to Assignee under the terms of any or all of the Security Documents, and any Event of Default under any Security Document shall be deemed a default hereunder, entitling Assignee to exercise any or all remedies provided for herein.

        13. Failure by Assignee to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Assignee, and the waiver by Assignee of any default by Assignor hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion. No collection by Assignee of any Rents pursuant to this Assignment of Rents and Leases shall constitute or result in a waiver of any default then existing under any of the Security Documents.

        14. If any provision under this Assignment of Rents and Leases shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality and enforceability of any other provision of this Assignment of Rents and Leases.

        15. This Assignment of Rents and Leases may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

        16. This Assignment of Rents and Leases shall be in full force and effect continuously from the date hereof to and until the Deed of Trust shall be released of record, and the release of the Deed of Trust shall, for all purposes, terminate this Assignment of Rents, Leases and Profits.


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        17. In case of conflict between any provision of this instrument and any provision of the Deed of Trust, the Deed of Trust shall prevail and be controlling.

        18. This Assignment of Rents and Leases shall be governed by and construed in accordance with the laws of the State of Colorado.

        19. All notices and other communications under this Assignment of Rents and leases shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 19, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated below:

ASSIGNOR:

101 MAIN STREET LIMITED LIABILITY COMPANY,
 a Colorado limited liability company
120 Gregory Street
P.O. Box P
Black Hawk, Colorado 80422

ASSIGNEE:

THE BANK OF NEW YORK
101 Barclay Street - 21W
New York, New York 10286
Attention: Corporate Trust Administration

        20. WAIVER OF TRIAL BY JURY. ASSIGNOR AND ASSIGNEE WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS DEED OF TRUST OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.



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               IN WITNESS WHEREOF, Assignor has caused this Assignment of Rents and Leases to be executed as of the day and year first above written.


101 MAIN STREET LIMITED
LIABILITY COMPANY,
a Colorado limited liability company

        By:  /s/  MICHAEL E. MCPHERSON
             -----------------------------
        Name:  Michael E. McPherson
             -------------------------------
        Title: Senior Vice President,
               Chief Financial Officer,
               Treasurer and Secretary




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
STATE OF CALIFORNIA          )
                             )      ss.
COUNTY OF LOS ANGELES        )

        The foregoing instrument was acknowledged before me this 30th day of December, 1997 by Michael E. McPherson, an individual.

        Witness my hand and official seal.



               Notary Public /s/ BARBARA A. GREEN
                             --------------------

      My commission expires:     April 7, 1998



---------------------------------------
               BARBARA A. GREEN
                COMM. #1022678
[SEAL]     NOTARY PUBLIC-CALIFORNIA
              LOS ANGELES COUNTY
        My Comm. Expires April 7, 1998
---------------------------------------


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                                     EXHIBIT A

                                 Legal Description

Commitment Number TG11636

4.      The land referred to in this commitment is described as follows:

THAT PART OF LOTS 4 AND 11, BLOCK 35,
LOTS 5, 6, 7, 8, 9, AND 10, BLOCK 35,
LOTS 4, 5 AND 6 AND PART OF LOTS 2 AND 3, BLOCK 36, AND
THAT PART OF LOTS 10, 11 AND 12, BLOCK 34 AND
THAT PART OF LOT 1, BLOCK 36,
CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO,
MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 6, BLOCK 35, CITY OF BLACK HAWK, WHICH POINT IS ESTABLISHED BY THE INTERSECTION OF THE SOUTHEASTERLY LINE OF GREGORY STREET WITH THE SOUTHWESTERLY LINE OF MAIN STREET AS SAID STREET LINES WERE ESTABLISHED BY BOUNDARY LINE AGREEMENTS RECORDED IN BOOK 540 AT PAGE 383;

THENCE S47 DEGREES 37'00"E ALONG SAID SOUTHWESTERLY LINE OF MAIN STREET A DISTANCE OF 199.59 FEET TO THE NORTHEASTERLY CORNER OF TRACT CONVEYED IN SPECIAL WARRANTY DEED RECORDED IN BOOK 560 AT PAGE 446;

THENCE S41 DEGREES 31'30"W ALONG THE SOUTHEASTERLY LINE SAID TRACT A DISTANCE OF
101.67 FEET TO THE MOST SOUTHERLY CORNER SAID TRACT, WHICH POINT IS ON THE LINE BETWEEN SAID BLOCK 35 AND SAID BLOCK 36;

THENCE S47 DEGREES 37'00"E ALONG THE NORTHERLY LINE SAID BLOCK 36 A DISTANCE OF
61.55 FEET TO AN ANGLE POINT IN THE NORTHERLY LINE OF LOT 5, BLOCK 36;

THENCE S60 DEGREES 00'00"E ALONG THE NORTHERLY LINES OF LOT 5 AND LOT 6, IN SAID BLOCK 36 A DISTANCE OF 69.05 FEET TO A POINT ON A LINE ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN BOOK 603 PAGE 201;

THENCE S30 DEGREES 59'20"W ALONG THE LINE ESTABLISHED BY SAID BOUNDARY LINE AGREEMENT, A DISTANCE OF 75.38 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF BOBTAIL STREET AS DESCRIBED IN BOOK 586 AT PAGE 113, WHICH POINT IS ON A CURVE CONCAVE TO THE NORTH;

THENCE WESTERLY ALONG SAID CURVE, CENTRAL ANGLE = 4 DEGREES 46'06", RADIUS =
142.00 FEET, AND ARC LENGTH OF 11.82 FEET TO A POINT OF TANGENCY, THE CHORD OF SAID ARC BEARS N56 DEGREES 50'06"W, A DISTANCE OF 11.81 FEET;

THENCE N59 DEGREES 13'09"W ALONG THE SIDE RIGHT OF WAY LINE A DISTANCE OF
178.24 FEET;

THENCE N59 DEGREES 01'26"W ALONG SAID RIGHT OF WAY LINE A DISTANCE OF 44.48 FEET TO A POINT OF CURVATURE;

THENCE ALONG SAID RIGHT OF WAY LINE AND ALONG THE ARC OF A CURVE TO THE RIGHT, CENTRAL ANGLE = 30 DEGREES 58'34", RADIUS = 140.00 FEET, AN ARC LENGTH OF 75.69 FEET TO A POINT OF TANGECY, THE CHORD OF SAID ARC BEARS N74 DEGREES 30'43"W A DISTANCE OF 74.77 FEET;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE, N90 DEGREES 00'00"W A DISTANCE OF 72.88 FEET, MORE OR LESS, TO A POINT ON THE WESTERLY LINE OF LOT 10, BLOCK 34;

THENCE N20 DEGREES 00'00"W ALONG SAID WEST LINE A DISTANCE OF 34.92 FEET TO THE NORTHWEST CORNER OF SAID LOT 10;

THENCE N66 DEGREES 41'00"E ALONG THE NORTH LINE SAID BLOCK 34 A DISTANCE OF
102.69 FEET TO AN ANGLE POINT IN SAID NORTH LINE;

THENCE CONTINUING ALONG SAID NORTH LINE, N74 DEGREES 11'00"E, A DISTANCE OF
66.60 FEET TO A POINT ON THE SOUTHERLY LINE OF LOT 4, BLOCK 35, WHICH POINT IS THE MOST SOUTHERLY CORNER OF TRACT DESCRIBED IN QUIET TITLE ACTION RECORDED IN BOOK 551 AT PAGE 1;

THENCE N15 DEGREES 49'00"W ALONG THE WESTERLY LINE SAID TRACT A DISTANCE OF
103.08 FEET TO THE MOST WESTERLY CORNER SAID TRACT, WHICH POINT IS ON THE SOUTHEASTERLY LINE OF GREGORY STREET AS DEFINED IN BOUNDARY LINE AGREEMENT DESCRIBED IN BOOK 540 AT PAGE 383;

THENCE N76 DEGREES 11'39"E ALONG SAID SOUTHEASTERLY LINE GREGORY STREET AS DEFINED IN SAID BOUNDARY LINE AGREEMENT AND AS DESCRBIED IN QUIET TITLE ACTION RECORDED IN BOOK 551 AT PAGE 1, A DISTANCE OF 83.68 FEET, MORE OR LESS TO THE POINT OF BEGINNING,



COUNTY OF GALPIN, STATE OF COLORADO.